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                                                                   EXHIBIT 10.17

                      CONFIDENTIALITY, NON-COMPETITION AND
                        CONFIRMATORY ASSIGNMENT AGREEMENT

     This CONFIDENTIALITY, NON-COMPETITION AND CONFIRMATORY ASSIGNMENT AGREEMENT (this "Agreement") is made effective as of _______________ by and among IPG Photonics Corporation, a Delaware corporation (the "Company"), and _________________________________ (the "Employee").

                                   WITNESSETH

     WHEREAS, the Company is a manufacturer of fiber amplifiers, fiber lasers and associated products.

     WHEREAS, the Company's business is conducted throughout the world and the reputation and goodwill of the Company are an integral part of its business success; and

     WHEREAS, in consideration and as a condition of any employment (or continued employment) by the Company, Employee agrees to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     Section 1. Confidentiality. Employee represents, warrants and covenants that he or she has not revealed and will not at any time, whether during or after the termination of his or her employment, reveal to anyone outside the Company any of the trade secrets or confidential information of the Company, its customers or suppliers, or any information received in confidence from third parties by the Company. Confidential information of the Company is any information or material (a) generated or collected by or used in the operation of the Company that relates to the actual or anticipated business, marketing and sales, strategic planning, products, services, research and development, or production and/or manufacturing processes, of the Company or its customers or suppliers, including its and their organization, personnel, customers and finances; or (b) suggested by or resulting from any task assigned to Employee or work performed by Employee for or on behalf of the Company. Employee will deliver to the Company copies of all confidential information upon the earlier of (a) a request by the Company, or (b) termination of Employee's employment. Upon termination of Employee's employment, Employee will not retain any such materials or copies.

     Confidential Information shall not include (i) any information that is in the public domain at time of disclosure or thereafter comes into the public domain (other than by breach of this Agreement by Employee); or (ii) any information which is disclosed to Employee in good faith by a third party unaffiliated with the Company with the legal right to make such disclosure; or
(iii) any information which the Company authorizes its unrestricted use in writing.

     Further, Employee represents, warrants and covenants that during his or her employment he or she did not and will not take, use or permit to be used

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any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs otherwise than for the benefit of the Company. Employee further agrees that he or she has not used or permitted to be used and shall not, after the termination of his or her employment, use or permit to be used any such notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company and that immediately upon the termination of Employee's employment he or she shall deliver all of the foregoing, and all copies thereof, to the Company, at its main office.

     Employee understands that the Company has received and will receive from third parties information that is confidential or proprietary ("Third-Party Information") and that is subject to restrictions on the Company regarding its use and disclosure. Employee, both during and after termination of his or her employment will hold Third-Party Information in the strictest confidence and will not disclose or use Third-Party Information except as permitted by the agreement between the Company and the relevant third party, unless expressly authorized to act otherwise by the Company.

     Employee agrees to report known or suspected unauthorized disclosures of confidential or proprietary information of the Company by any other person immediately to an officer of the Company.

     Section 2. Non-Competition; Non-Solicitation. In view of the fact that any activity of the Employee in violation of the terms hereof would adversely affect the Company and its subsidiaries (as defined below), and to preserve the goodwill associated with the Company's business, the Employee hereby agrees to the following restrictions on his activities:

          (a) Non-Competition. The Employee hereby agrees that one (1) year after the date on which the Employee's employment with the Company and its subsidiaries terminates for any reason (the "Non-Competition Period"), Employee will not, without the express written consent of the Company, directly or indirectly, anywhere in the world, engage in any activity which is, or participate or invest in, or provide or facilitate the provision of financing to, or assist (whether as owner, part-owner, shareholder, member, partner, director, officer, trustee, employee, agent or consultant, or in any other capacity) any business, organization or person other than the Company (or any subsidiary of the Company), and including any such business, organization or person involving, or which is, a family member of the Employee, whose business, activities, products or services are competitive with the products/technologies/services listed on the signature page hereof. The Employee hereby acknowledges that, because of the global-based nature of the Company's business, the geographic scope as set forth above is reasonable and fair.

          (b) Non-Solicitation. The Employee hereby agrees that during the period commencing on the date hereof and ending on the date which is the later of (i) two (2) years after the date hereof and (ii) eighteen (18) months after the date on which the Employee's employment with the Company and its subsidiaries terminates for any reason, he will not, without the express written consent of the Company, (w) hire or engage or attempt to hire or engage for or on behalf of himself or herself or any such competitor any


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officer or employee of the Company or any of its subsidiaries, or any former employee of the Company and any of its subsidiaries who was employed during the one (1) year period immediately preceding the date on which the Employee's employment or service relationship with the Company or any of its subsidiaries was terminated for any reason, (x) encourage for or on behalf of himself or any such competitor any such officer or employee to terminate his or her relationship or employment with the Company or any of its subsidiaries, (y) solicit for or on behalf of himself or any such competitor any client or supplier of the Company or any of its subsidiaries or (z) divert to any person (as hereinafter defined) any client or business opportunity of the Company or any of any of its subsidiaries.

     The Board of Directors, with prior notice and adequate disclosure of any opportunity or proposed activity, shall be entitled to interpret the provisions of this Agreement and exempt any opportunity or activity of the Employee which the Board of Directors, in its reasonable judgment, believes is in the interests of, or not opposed to the interests of, the Company or any of its subsidiaries.

     Notwithstanding anything herein to the contrary, the Employee may make passive investments in any enterprise the shares of which are publicly traded if such investment constitutes less than three percent (3%) of the equity of such enterprise.

     Neither the Employee nor any business entity controlled by the Employee is a party to any contract, commitment, arrangement or agreement which could, following the date hereof, restrain or restrict the Company or any subsidiary of the Company from carrying on its business or restrain or restrict the Employee from performing his or her employment obligations, and as of the date of this Agreement the Employee has no business interests whatsoever in or relating to the industries in which the Company and its subsidiaries currently engage other than Employee's interest in the Company and other than interests in public companies of less than three percent (3%).

     For purposes of this Agreement, any reference to the "subsidiaries" of the Company shall be deemed to include all entities directly or indirectly controlled by it through an ownership of more than fifty percent (50%) of the voting interests. As used in this Agreement, the term "person" shall mean an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization.

     Section 3. Scope of Agreement. The parties acknowledge that the time, scope, geographic area and other provisions of this Agreement have been specifically negotiated by sophisticated parties and agree that (a) all such provisions are reasonable and fair to the parties hereto under the circumstances of the transactions contemplated hereby, and (b) are given as an integral and essential part of the transactions contemplated hereby. The Employee has independently consulted with Employee's counsel and has been advised in all respects concerning the reasonableness and fairness of the covenants contained herein, with specific regard to the business to be conducted by Company and its subsidiaries, and represents that the Agreement is intended to be, and shall be, fully enforceable and effective in accordance with its terms.

     Section 4. Acknowledgement Regarding Inventions/Receipt of Fair Compensation. Employee hereby confirms, acknowledges and agrees that all inventions, modifications, discoveries, designs, developments, improvements,


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processes, know-how, or intellectual property rights whatsoever (collectively,
"Developments") that he or she (either alone or with others) has conceived, made or reduced to practice at any time or times while employed by the Company or any of its subsidiaries that:

     (a) related to fixtures for and methods of manufacture of fiber amplifiers and certain aspects of fiber amplifiers, or otherwise relate to the business of the Company from time to time, or any customer or supplier to the Company, or any of the products or services being developed, manufactured or sold by the Company or any of the products which may be used in connection therewith,

     (b) resulted from tasks assigned to the Employee by the Company or any of its subsidiaries to the business, or

     (c) resulted from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for or by the Company or any of its subsidiaries,

are the sole and absolute property of the Company, its successors and assigns. Employee acknowledges that all Developments were made as a "work for hire" and all proprietary rights which the Employee may have acquired in such Developments were assigned to the Company. The Employee hereby acknowledges he or she has not created any Developments that do not satisfy the provisions of Section 4(a), (b) or (c). Employee hereby confirms, acknowledges and agrees that Employee has received mutually-agreed upon compensation from the Company in consideration for the Company's ownership rights to the Developments set forth in this Section 4 and that such consideration is fair and reasonable.

     Employee will make and maintain adequate and current records of and communicate to the Company (or any persons designated by it) promptly and fully each Development without publishing the same. Further, Employee will, both during and after the period of his or her employment by the Company, execute all appropriate documents and give the Company all assistance it reasonably requires to perfect, protect and use its rights to the Developments. In the event the Company is unable, after reasonable effort, to secure Employee's signature on any letter patent, copyright or other analogous protection relating to a Development, Employee hereby irrevocably appoints the Company and its duly authorized officers and agents as Employee's agent and attorney-in-fact, to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other protection with the same legal force and effect as if signed by Employee.

     Employee has attached hereto, as Addendum A, a list describing all Inventions which were made by Employee prior to his employment by the Company ("Prior Inventions"), which belong to Employee and which relate in any way to the Company's business, products, services, research or development, and which are not assigned to the Company. If no such list is attached, Employee represents that there are no such Prior Inventions. If in the course of employment by the Company, Employee incorporates into a Company product or process a Prior Invention, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Invention as part of or in connection with such product or process.


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     Section 5. Use of Voice, Image and Likeness; Publication of Statements.
Employee gives the Company permission to use Employee's voice, image or likeness, with or without using Employee's name, for the purposes of advertising and promoting the Company, except to the extent expressly prohibited by law. To ensure that the Company delivers a consistent message about its products, services and operations to the public, and further in recognition that even positive statements may have a detrimental effect on the Company in certain securities transactions and other contexts, Employee agrees that any statement about the Company which he or she creates, publishes or posts during Employee's period of employment and for six (6) months thereafter, on any media accessible by the public, including but not limited to electronic bulletin boards and Web-based chat rooms, shall first be reviewed and approved by an officer of the Company before it is released in the public domain.

     Section 6. No Employment Obligation. Employee understands that this Agreement does not create an obligation on the Company or entity to continue Employee's employment or to exploit any Developments. Employee acknowledges that nothing in this Agreement shall interfere with or restrict in any way the rights of the Company, , to discharge Employee at any time for any reason whatsoever, with or without cause, except as may be expressly provided in a separate agreement between the Company and Employee.

     Section 7. Certain Remedies; Severability. It is specifically understood and agreed that any breach of the provisions of this agreement by the Employee will result in irreparable injury to the Company and its subsidiaries, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedy it may have, the Company and upon authorization by the Board of Directors of the Company its subsidiaries shall be entitled to enforce the specific performance of this agreement by the Employee through both temporary and permanent injunctive relief without the necessity of proving actual damages, but without limitation of their right to damages and any and all other remedies available to them, it being understood that injunctive relief is in addition to, and not in lieu of, such other remedies.

     In the event that any covenant contained in this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and/or over the maximum geographical area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action. The existence of any claim or cause of action which the Employee may have against the Company or any of its subsidiaries shall not constitute a defense or bar to the enforcement of any of the provisions of this Agreement. Employee agrees that Employee will not assert, and it should not be considered, that any provision contained in this Agreement prevents him or her from earning a living or is otherwise void, voidable, or unenforceable or should be voided or held to be unenforceable.

     Section 8. Jurisdiction. The parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of The Commonwealth of Massachusetts to construe and enforce the covenants contained in this Agreement. In the event that the courts of any state shall hold such covenants unenforceable (in whole or in part) by reason of the breadth of such scope or otherwise, it


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is the intention of the parties hereto that such determination shall not bar or in any way affect the right of the Company or upon authorization by the Board of Directors of the Company any its subsidiaries to the relief provided for herein in the courts of any other state within the geographic scope of such covenants, as to breaches of such covenants in such other respective states, the above covenants as they relate to each state being, for this purpose, severable into diverse and independent covenants.

     Section 9. Notices. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses: if to the Company, 50 Old Webster Road, Oxford, MA 01540, Facsimile:
508-373-1101, Attn: CEO, or at any other address designated by the Company to the Employee in writing; and if to the Employee, to the home address of Employee as designated in the current personnel files maintained by the Company, or at any other address designated by the Employee to the Company in writing.

     Section 10. Miscellaneous. This Agreement shall be governed by and construed under the laws of The Commonwealth of Massachusetts (without regard to its conflict of laws principles) and shall not be modified or discharged in whole or in part except by an agreement in writing signed by the Company and the Employee. The failure of any of the parties to require the performance of a term or obligation or to exercise any right under this Agreement or the waiver of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or exercise of such right or the enforcement at any time of any other right hereunder or be deemed a waiver of any subsequent breach of the provision so breached, or of any other breach hereunder. Employee's obligations under this Agreement shall survive the termination of Employee's employment regardless of the manner of such termination and shall be binding upon by Employee's heirs, executors, administrators and legal representatives. The Company shall have the right to assign this Agreement to its affiliates, successors and assigns but this Agreement may not be assigned by the Employee. This Agreement supersedes all prior understandings and agreements between the parties relating to the subject matter hereof.

     Section 11. No Conflicting Agreements. Employee warrants that Employee is not bound by the terms of a confidentiality agreement or other agreement with a third party that would conflict with Employee's obligations hereunder.

     Section 12. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Investors named in that certain Stock Purchase Agreement dated August 30, 2000 are third party beneficiaries of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Confidentiality, Non-Competition Agreement and Confirmatory Assignment Agreement under seal as of the date first set forth above.


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                                        COMPANY:

                                        IPG PHOTONICS CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        EMPLOYEE:

                                        Name:
                                              ----------------------------------

Section 2(a) Non-Competition
Limitation: ____________________________________________________________________

________________________________________________________________________________


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                        [FOR USE IN CALIFORNIA, ILLINOIS,
                     KANSAS, MINNESOTA AND WASHINGTON ONLY]

                      ADDENDUM TO CONFIDENTIALITY AGREEMENT

     This addendum is made and entered into this ___ day of _________, by and between IPG Photonics Corporation, its subsidiaries and affiliates, with an office and place of business at 50 Old Webster Road, Oxford, MA 01540 (the "Company") and __________________, residing at _______________________________
("Employee") and incorporated by reference into the Confidentiality, Non-Competition and Confirmatory Assignment Agreement dated ____________________ between the Company and Employee.

     Employee understands and agrees that the provisions of paragraph 4 of the Confidentiality Agreement, on assignment of inventions do not apply to an invention for which no equipment, supplies, facility or trade-secret information of the Company was used and which was developed entirely on the Employee's own time and (1) which does not relate (a) directly to the business of the Company or (b) to the Company's demonstrably anticipated research or development or (2) which does not result from any work performed by the Employee for the Company.

Attest:                                 IPG PHOTONICS CORPORATION


-------------------------------------   ----------------------------------------
                                        Corporate Officer


In the presence of:


-------------------------------------   ----------------------------------------
                                        Employee


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